UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2013

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07                   Submission of Matters to a Vote of Security Holders.

On June 12, 2013, Hilltop Holdings Inc., or the Company, held its 2013 Annual Meeting of Stockholders in Dallas, Texas.  At the 2013 Annual Meeting, stockholders were asked to vote on three proposals:  the election of the twenty-one director nominees named in the proxy statement; an advisory vote on executive compensation; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal quarter ended March 31, 2013.  The voting results at the 2013 Annual Meeting were as follows:

Proposal No. 1:          The stockholders elected the following twenty-one director nominees to serve on the Company’s board of directors until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes

Charlotte Jones Anderson	58,511,340	—	617,306	13,862,735
Rhodes R. Bobbitt	57,838,171	—	1,290,475	13,862,735
Tracy A. Bolt	58,748,115	—	380,531	13,862,735
W. Joris Brinkerhoff	57,838,465	—	1,290,181	13,862,735
Charles R. Cummings	58,748,615	—	380,031	13,862,735
Hill A. Feinberg	57,811,200	—	1,317,446	13,862,735
Gerald J. Ford	56,691,734	—	2,436,912	13,862,735
Jeremy B. Ford	58,407,048	—	721,598	13,862,735
J. Markham Green	58,746,915	—	381,731	13,862,735
Jess T. Hay	58,731,809	—	396,837	13,862,735
William T. Hill, Jr.	57,670,440	—	1,458,206	13,862,735
James R. Huffines	57,738,600	—	1,390,046	13,862,735
Lee Lewis	57,813,302	—	1,315,344	13,862,735
Andrew J. Littlefair	57,887,333	—	1,241,313	13,862,735
W. Robert Nichols, III	57,821,223	—	1,307,423	13,862,735
C. Clifton Robinson	57,813,902	—	1,314,744	13,862,735
Kenneth D. Russell	56,931,518	—	2,197,128	13,862,735
A. Haag Sherman	58,438,038	—	690,608	13,862,735
Robert C. Taylor, Jr.	58,577,884	—	550,762	13,862,735
Carl B. Webb	56,930,312	—	2,198,334	13,862,735
Alan B. White	57,809,936	—	1,318,710	13,862,735

Proposal No. 2:          The stockholders approved, on an advisory basis, the 2012 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

45,589,596	13,137,638	401,412	13,862,735

Proposal No. 3:          The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal quarter ended March 31, 2013.

For	Against	Abstain	Broker Non-Votes

72,642,374	102,345	246,662	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: June 14, 2013	By:	/s/ COREY PRESTIDGE
Name: Corey G. Prestidge
Title: General Counsel & Secretary